Exhibit 4.1

NUMBER	[Vignette]
SSP		SHARES

APA

CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK	COMMON STOCK

This Certifies that	CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS
PAR VALUE
$ EACH

is the owner of

CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF APA Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the signatures of its duly authorized officers.

Countersigned and Registered:

EQUINITI TRUST COMPANY

TRANSFER AGENT

AND REGISTRAR

/s/
CHAIRMAN

/s/
SECRETARY	By
AUTHORIZED SIGNATURE

DATED:

APA CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF TRF MIN ACT —	Custodian
TEN ENT	— as tenants by the entireties		(Cust)	(Minor)
JT TEN	— as joint tenants with right of survivorship and not as tenants in common		under Uniform Transfers to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associates and Credit Unions), WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.